JPMORGAN U.S. EQUITY FUNDS

JPMorgan Multi Cap Market Neutral Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated February 29, 2008
to the Prospectuses dated November 1, 2007

The JPMorgan Multi-Cap Market Neutral Fund (the Fund) will now generally distribute net investment income, if any, at least quarterly. To reflect this change, the second paragraph in the section “Shareholder Information — Distributions and Taxes” is amended to add the name of the Fund in the first sentence of that paragraph, and the Fund is hereby deleted from the third sentence of that paragraph.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCMN-208